SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 30, 2004

HOPFED BANCORP, INC.

(Exact name of registrant as specified in charter)

Delaware	0-23667	61-1322555
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2700 Fort Campbell Boulevard, Hopkinsville, Kentucky		42240
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:     (270) 885-1171

Item 12. Results of Operations and Financial Condition

On January 30, 2004, the Registrant announced its results of operations for the quarter and fiscal year ended December 31, 2003. A copy of the related press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

The information furnished herein, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOPFED BANCORP, INC.

DATE: February 6, 2004	By:	/s/ John E. Peck

John E. Peck President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number
99.1	Press Release, dated January 30, 2004, issued by the Registrant.